Exhibit 99.1

Contacts
Analyst: Matt Eichmann	Media: Scott Griffin
740-549-6067	740-657-6516

Greif Reports First Quarter 2016 Results

DELAWARE, Ohio (March 7, 2016) – Greif, Inc. (NYSE: GEF, GEF.B), a world leader in industrial packaging products and services, announced first quarter 2016 results. Pete Watson, President and Chief Executive Officer, stated “We are pleased to report improved first quarter results. Our gross profit margin expanded significantly versus a year ago led by our Rigid Industrial Packaging business, despite challenging market conditions impacting our Paper Packaging business. While we have much more to accomplish, we are confident in our strategy to create value for both our customers and shareholders.”

Highlights for the first quarter 2016 include:

•	Earnings, excluding the impact of special items[1], of $0.40 per diluted Class A share compared to $0.30 per diluted Class A share for the first quarter of 2015. Due to $39.1 million of non-cash asset impairment charges primarily related to a pending divestiture of a non-core business, the company recorded a loss for the first quarter 2016 attributable to the corporation that totaled $11.1 million or ($0.19) per diluted Class A share compared with net income of $30.1 million or $0.52 per diluted Class A share in the first quarter of 2015.

•	Gross profit of $151.3 million compared to $153.9 million in the first quarter of 2015. Gross profit margin improved to 19.6 percent for the first quarter of 2016 from 17.1 percent for the same period in 2015.

•	Free cash flow[2] improved $43.1 million compared to first quarter 2015 and long-term debt decreased $15.7 million.

•	Sales of $771.4 million compared to first quarter 2015 sales of $902.3 million. After adjusting for the effect of divestitures for both quarters and currency translation for the first quarter 2016[3], sales were 3.2 percent lower than sales for the first quarter of 2015.

•	Revised fiscal year guidance for 2016 Class A earnings per share to $2.10 - $2.40 per share, excluding gains and losses on the sales of businesses, timberland and property, plant and equipment, acquisition costs and restructuring and impairment charges.

[1]	A summary of all special items that are excluded from the earnings per diluted Class A share before special items and operating profit before special items is set forth in the Selected Financial Highlights table following the Company Outlook in this release
[2]	Free cash flow is defined as net cash provided by operating activities less cash paid for capital expenditures
[3]	A summary of the adjustments for the impact of divestitures and currency translation is set forth in the GAAP to Non-GAAP Reconciliation Net Sales to Net Sales Excluding the Impact of Divestitures and Currency Translation in the financial schedules that are part of this release

Note: A reconciliation of the differences between all non-GAAP financial measures used in this release with the most directly comparable GAAP financial measures is included in the financial schedules that are a part of this release.

Segment Results

Net sales are impacted primarily by the volume of products sold, selling prices, product mix and the impact of changes in foreign currencies against the U.S. Dollar. The tables below show the percentage impact of each of these items on net sales for the first quarter of 2016 as compared to the first quarter of 2015 for the business segments with manufacturing operations. The first table excludes the impact of divestitures while the second is not adjusted for divestitures.

Net Sales Impact - Excluding Divestitures:	Rigid Industrial Packaging & Services	Paper Packaging & Services	Flexible Products & Services
Currency Translation	(11.3%)	—	(9.8%)
Volume	(1.3%)	8.9%	(12.3%)
Selling Prices and Product Mix	(2.4%)	(9.4%)	8.0%

	(15.0%)	(0.5%)	(14.1%)

Net Sales Impact:	Rigid Industrial Packaging & Services	Paper Packaging & Services	Flexible Products & Services
Currency Translation	(10.9%)	—	(9.4%)
Volume	(4.9%)	8.9%	(12.3%)
Selling Prices and Product Mix	(1.9%)	(9.4%)	4.4%

	(17.7%)	(0.5%)	(17.3%)

Rigid Industrial Packaging & Services

Net sales decreased to $534.9 million for the first quarter of 2016 compared with $649.7 million for the first quarter of 2015. Excluding the impact of divestitures4, net sales decreased $94.1 million compared to the first quarter 2015 due primarily to the negative impact of foreign currency.

Operating loss was $2.6 million for the first quarter of 2016 compared to operating profit of $20.2 million for the first quarter of 2015. The decrease was primarily attributable to $36.8 million of non-cash asset impairment charges incurred during the first quarter of 2016 related to the pending divestiture of a non-core business. Operating profit before special items and excluding the impact of divestitures was $35.5 million for the first quarter of 2016 versus $23.3 million for the first quarter of 2015, due primarily to improvements in gross profit margin and reductions in SG&A costs related to transformation efforts across the segment partially offset by the negative impact of foreign currency.

Paper Packaging & Services

Net sales decreased 0.5 percent to $158.4 million for the first quarter of 2016 compared with $159.2 million for the first quarter of 2015. The decrease was primarily due to a reduction in containerboard prices during the first quarter 2016, offset by volume increases when compared to the first quarter of 2015.

Operating profit was $21.2 million for the first quarter of 2016 compared with $28.1 million for the first quarter of 2015. Operating profit before special items and excluding the impact of divestitures was $22.7 million for the first quarter of 2016 versus $28.1 million for the first quarter of 2015. The decrease was primarily due to a reduction in containerboard prices and higher costs of production for the first quarter of 2016 compared to the first quarter of 2015.

Flexible Products & Services

Net sales decreased $15.2 million to $72.9 million for the first quarter of 2016 compared with $88.1 million for the first quarter of 2015. Excluding the impact of divestitures, net sales decreased $12.0 million compared to the first quarter of 2015, primarily due to the negative impact of foreign currency and lower sales volumes partially offset by pricing improvements.

Operating loss was $3.1 million for the first quarter of 2016 versus an operating loss of $8.8 million for the first quarter of 2015. Operating loss before special items and excluding the impact of divestitures was $1.6 million for the first quarter of 2016 versus $8.8 million for the first quarter of 2015. The improvement in operating loss before special items was primarily due to reductions in raw material, transportation and other production costs as well as reductions in SG&A expenses as a result of transformation efforts across the segment.

Land Management

Net sales decreased 1.9 percent to $5.2 million for the first quarter of 2016 compared with $5.3 million for the first quarter of 2015.

Operating profit was $2.1 million for the first quarter of 2016 compared with $25.9 million for the first quarter of 2015. The decrease in operating profit was due to no timberland gains in the first quarter of 2016 and $24.3 million of timberland gains in the first quarter of 2015.

Income Taxes

Income tax expense was significantly impacted by discrete losses for which there was not a proportionate tax benefit recognized in the quarter. In addition, GAAP requires that losses from jurisdictions for which a valuation allowance has been provided are not included in the amount to which the annual rate is applied for the quarter, even if we anticipate being able to utilize those losses on an annual basis. These factors resulted in a $6.0 million tax expense reported on a pre-tax loss of $3.9 million. The primary discrete loss in the period related to the non-cash asset impairment charges noted above.

Dividends

On March 1, 2016, the Board of Directors declared quarterly cash dividends of $0.42 per share of Class A Common Stock and $0.62 per share of Class B Common Stock. Dividends are payable on April 1, 2016, to stockholders of record at the close of business on March 18, 2016.

[4]	A summary of all adjustments by business segment related to the impact of divestitures and special items that are excluded from net sales, gross profit and operating profit is set forth in the GAAP to Non-GAAP Reconciliation Selected Financial Information Excluding the Impact of Divestitures in the financial schedules that are part of this release

Company Outlook

The company’s fiscal year 2016 results will continue to benefit from further implementation of our transformation efforts, but will continue to be impacted by the effects of a sluggish global industrial economy, weaker containerboard prices and the continued strengthening of the U.S. dollar relative to other currencies. As a result, anticipated Class A earnings per share, excluding gains and losses on the sales of businesses, timberland and property, plant and equipment, acquisition costs and restructuring and impairment charges, is revised to $2.10 - $2.40 per share.

GREIF, INC. AND SUBSIDIARY COMPANIES

SELECTED FINANCIAL HIGHLIGHTS

UNAUDITED

(Dollars in millions, except per share amounts)

	Three months ended January 31
	2016	2015
Selected Financial Highlights
Net sales	$771.4	$902.3
Gross profit	151.3	153.9
Gross profit margin	19.6%	17.1%
Operating profit	17.6	65.4
Operating profit before special items	58.1	42.3
EBITDA	46.9	99.9
EBITDA before special items	87.4	76.8
Cash used in operating activities	(26.2)	(59.9)
Net income (loss) attributable to Greif, Inc.	(11.1)	30.1
Diluted Class A earnings (loss) per share attributable to Greif, Inc.	$(0.19)	$0.52
Diluted Class A earnings per share attributable to Greif, Inc. before special items	$0.40	$0.30
Special items
Restructuring charges	$(2.3)	$(3.2)
Acquisition-related costs	—	(0.2)
Timberland gains	—	24.3
Non-cash asset impairment charges	(39.1)	(0.2)
Gain on disposal of PPE and businesses, net	0.9	2.4

Total special items	(40.5)	23.1

Total special items, net of tax and noncontrolling interest	(34.1)	13.4

Impact of total special items, net of tax, on diluted Class A earnings per share attributable to Greif, Inc.	$(0.59)	$0.22

	January 31, 2016	October 31, 2015
Operating working capital [5]	376.4	345.4

[5]	Operating working capital represents trade accounts receivable plus inventories less accounts payable. The change in operating working capital reflects the change, excluding the impact of foreign currency, of ($35.2) million.

Conference Call

The company will host a conference call to discuss the first quarter of 2016 results on March 8, 2016, at 10 a.m. Eastern Time (ET). To participate, domestic callers should call 877-485-3107 and ask for the Greif conference call. The number for international callers is +1 201-689-8427. Phone lines will open at 9:50 a.m. ET. The conference call will also be available through a live webcast, including slides, which can be accessed at www.greif.com in the Investor Center/Conference Calls. A replay of the conference call will be available on the company’s website approximately one hour following the call.

The company encourages interested investors, analysts and portfolio managers to submit questions in advance of the conference call regarding Greif’s quarterly performance to investors@Greif.com. Questions will be accepted until Monday, March 7 at 5:00 p.m. ET. The company will address both previously submitted questions and questions asked during the call.

About Greif

Greif is a world leader in industrial packaging products and services. The company produces steel, plastic, fibre, flexible and corrugated containers and containerboard, and provides reconditioning, blending, filling and packaging services for a wide range of industries. Greif also manages timber properties in North America. The company is strategically positioned in 50 countries to serve global as well as regional customers. Additional information is on the company’s website at www.greif.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “aspiration,” “objective,” “project,” “believe,” “continue,” “on track” or “target” or the negative thereof and similar expressions, among others, identify forward-looking statements. All forward-looking statements are based on assumptions, expectations and other information currently available to management. Such forward-looking statements are subject to certain risks and uncertainties that could cause the company’s actual results to differ materially from those forecasted, projected or anticipated, whether expressed or implied. The most significant of these risks and uncertainties are described in Part I of the company’s Annual Report on Form 10-K for the fiscal year ended Oct. 31, 2015. The company undertakes no obligation to update or revise any forward-looking statements.

Although the company believes that the expectations reflected in forward-looking statements have a reasonable basis, the company can give no assurance that these expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause the company’s actual results to differ materially from those forecasted, projected or anticipated, whether expressed in or implied by the statements. Such risks and uncertainties that might cause a difference include, but are not limited to, the following: (i) historically, our business has been sensitive to changes in general economic or business conditions, (ii) our operations subject us to currency exchange and political risks that could adversely affect our results of operations, (iii) the current and future challenging global economy and disruption and volatility of the financial and credit markets may adversely affect our business, (iv) the continuing consolidation of our customer base and suppliers may intensify pricing pressure, (v) we operate in highly competitive industries, (vi) our business is sensitive to changes in industry demands, (vii) raw material and energy price fluctuations and shortages may adversely impact our manufacturing operations and costs, (viii) we may encounter difficulties arising from acquisitions, (ix) we may incur additional restructuring costs and there is no guarantee that our efforts to reduce costs will be successful, (x) tax legislation initiatives or challenges to our tax positions may adversely impact our results or condition, (xi) full realization of our deferred tax assets may be affected by a number of factors, (xii) several operations are conducted by joint ventures that we cannot operate solely for our benefit, (xiii) our ability to attract, develop and retain talented and qualified employees, managers and executives is critical to our success, (xiv) our business may be adversely impacted by work stoppages and other labor relations matters, (xv) our pension plans are underfunded and will require future cash contributions, and our required future cash contributions could be higher than we expect, each of which could have a material adverse effect on our financial condition and liquidity, (xvi) we may be subject to losses that might not be covered in whole or in part by existing insurance reserves or insurance coverage, (xvii) our business depends on the uninterrupted operations of our facilities, systems and business functions, including our information technology and other business systems, (xviii) a security breach of customer, employee, supplier or company information may have a material adverse effect on our business, financial condition and results of operations, (xix) legislation/regulation related to environmental and health and safety matters and corporate social responsibility could negatively impact our operations and financial performance, (xx) product liability claims and other legal proceedings could adversely affect our operations and financial performance, (xxi) we may incur fines or penalties, damage to our reputation or other adverse consequences if our employees, agents or business partners violate, or are alleged to have violated, anti-bribery, competition or other laws, (xxii) changing climate, climate change regulations and greenhouse gas effects may adversely affect our operations and financial performance, (xxiii) the frequency and volume of our timber and timberland sales will impact our financial performance, (xxiv) changes in U.S. generally accepted accounting principles and SEC rules and regulations could materially impact our reported results, (xxv) if the company fails to maintain an effective system of internal control, the company may not be able to accurately report financial results or prevent fraud, and (xxvi) the company has a significant amount of goodwill and long-lived assets which, if impaired in the future, would adversely impact our results of operations, and. Changes in business results may impact our book tax rates. The risks described above are not all-inclusive, and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. For a detailed discussion of the most significant risks and uncertainties that could cause our actual results to differ materially from those forecasted, projected or anticipated, see “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the Securities and Exchange Commission. All forward-looking statements made in this news release are expressly qualified in their entirety by reference to such risk factors. Except to the limited extent required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

UNAUDITED

(Dollars and shares in millions, except per share amounts)

	Three months ended January 31
	2016	2015
Net sales	$771.4	$902.3
Cost of products sold	620.1	748.4

Gross profit	151.3	153.9
Selling, general and administrative expenses	93.2	111.8
Restructuring charges	2.3	3.2
Timberland gains	—	(24.3)
Non-cash asset impairment charges	39.1	0.2
Gain on disposal of properties, plants and equipment, net	(0.9)	(1.6)
Gain on disposal of businesses	—	(0.8)

Operating profit	17.6	65.4
Interest expense, net	18.5	19.6
Other expense, net	3.0	0.1

Income (loss) before income tax expense and equity earnings of unconsolidated affiliates, net	(3.9)	45.7
Income tax expense	6.0	17.5

Net income (loss)	(9.9)	28.2
Net (income) loss attributable to noncontrolling interests	(1.2)	1.9

Net income (loss) attributable to Greif, Inc.	$(11.1)	$30.1

Basic earnings (loss) per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	($0.19)	$0.52
Class B Common Stock	($0.29)	$0.76
Diluted earnings (loss) per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	($0.19)	$0.52
Class B Common Stock	($0.29)	$0.76
Shares used to calculate basic earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	25.7	25.6
Class B Common Stock	22.1	22.1
Shares used to calculate diluted earnings per share attributable to Greif, Inc. common shareholders:
Class A Common Stock	25.7	25.6
Class B Common Stock	22.1	22.1

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED BALANCE SHEETS

UNAUDITED

(Dollars in millions)

	January 31, 2016	October 31, 2015
ASSETS
CURRENT ASSETS
Cash and cash equivalents	65.3	$106.2
Trade accounts receivable	373.0	403.7
Inventories	295.9	297.0
Other current assets	188.1	201.6

	922.3	1,008.5

LONG-TERM ASSETS
Goodwill	782.6	807.1
Intangible assets	126.0	132.7
Assets held by special purpose entities	50.9	50.9
Other long-term assets	95.3	98.8

	1,054.8	1,089.5

PROPERTIES, PLANTS AND EQUIPMENT	1,185.7	1,217.7

	$3,162.8	$3,315.7

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$292.5	$355.3
Short-term borrowings	44.1	40.7
Current portion of long-term debt	22.2	30.7
Other current liabilities	211.2	220.3

	570.0	647.0

LONG-TERM LIABILITIES
Long-term debt	1,112.1	1,116.2
Liabilities held by special purpose entities	43.3	43.3
Other long-term liabilities	447.1	449.3

	1,602.5	1,608.8

REDEEMABLE NONCONTROLLING INTEREST	32.2	—

EQUITY
Total Greif, Inc. equity	939.8	1,015.6
Noncontrolling interests	18.3	44.3

	958.1	1,059.9

	$3,162.8	$3,315.7

GREIF, INC. AND SUBSIDIARY COMPANIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(Dollars in millions)

	Three months ended January 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(9.9)	$28.2
Depreciation, depletion and amortization	32.3	34.6
Asset impairments	39.1	0.2
Other non-cash adjustments to net income	0.1	(21.6)
Operating working capital changes	(35.2)	(59.3)
Deferred purchase price on sold receivables	(15.9)	—
Decrease in cash from changes in certain assets and liabilities and other	(36.7)	(42.0)

Net cash used in operating activities	(26.2)	(59.9)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of companies, net of cash acquired	—	(0.4)
Collection of subordinated note receivable	44.2	—
Purchases of properties, plants and equipment	(29.8)	(39.2)
Purchases of timber properties	—	(25.4)
Proceeds from the sale of PPE, businesses, timberland and other assets	2.1	39.0

Net cash provided by (used in) investing activities	16.5	(26.0)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments on) debt, net	(2.4)	84.3
Dividends paid to Greif, Inc. shareholders	(24.5)	(24.5)
Other	(0.2)	0.1

Net cash provided by (used in) financing activities	(27.1)	59.9

Effects of exchange rates on cash	(4.1)	(3.3)
Net decrease in cash and cash equivalents	(40.9)	(29.3)
Cash and cash equivalents, beginning of period	106.2	85.1

Cash and cash equivalents, end of period	$65.3	$55.8

GREIF, INC. AND SUBSIDIARY COMPANIES

FINANCIAL HIGHLIGHTS BY SEGMENT

UNAUDITED

(Dollars in millions)

	Three months ended January 31
	2016	2015
Net sales:
Rigid Industrial Packaging & Services	$534.9	$649.7
Paper Packaging & Services	158.4	159.2
Flexible Products & Services	72.9	88.1
Land Management	5.2	5.3

Total net sales	$771.4	$902.3

Operating profit (loss):
Rigid Industrial Packaging & Services	$(2.6)	$20.2
Paper Packaging & Services	21.2	28.1
Flexible Products & Services	(3.1)	(8.8)
Land Management	2.1	25.9

Total operating profit	$17.6	$65.4

EBITDA [6]:
Rigid Industrial Packaging & Services	$17.5	$44.8
Paper Packaging & Services	28.9	35.5
Flexible Products & Services	(2.3)	(7.0)
Land Management	2.8	26.6

Total EBITDA	$46.9	$99.9

EBITDA before special items:
Rigid Industrial Packaging & Services	$55.6	$46.3
Paper Packaging & Services	30.4	35.5
Flexible Products & Services	(0.8)	(6.9)
Land Management	2.2	1.9

Total EBITDA	$87.4	$76.8

[6]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result. See the reconciliations in the table of Segment EBITDA.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

OPERATING WORKING CAPITAL

UNAUDITED

(Dollars in millions)

	January 31, 2016	October 31, 2015
Trade accounts receivable	$373.0	$403.7
Plus: inventories	295.9	297.0
Less: accounts payable	292.5	355.3

Operating working capital	$376.4	$345.4

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

CONSOLIDATED EBITDA 7

UNAUDITED

(Dollars in millions)

	Three months ended January 31
	2016	2015

Net income (loss)	$(9.9)	$28.2
Plus: interest expense, net	18.5	19.6
Plus: income tax expense	6.0	17.5
Plus: depreciation, depletion and amortization expense	32.3	34.6

EBITDA	$46.9	$99.9

Net income (loss)	$(9.9)	$28.2
Plus: interest expense, net	18.5	19.6
Plus: income tax expense	6.0	17.5
Plus: other expense, net	3.0	0.1

Operating profit	17.6	65.4
Less: other expense, net	3.0	0.1
Plus: depreciation, depletion and amortization expense	32.3	34.6

EBITDA	$46.9	$99.9

[7]	EBITDA is defined as net income (loss), plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization. As demonstrated in this table, EBITDA can also be calculated with reference to operating profit.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT EBITDA 8

UNAUDITED

(Dollars in millions)

	Three months ended January 31
	2016	2015
Rigid Industrial Packaging & Services
Operating profit (loss)	$(2.6)	$20.2
Less: other (income) expense, net	1.7	(0.4)
Plus: depreciation and amortization expense	21.8	24.2

EBITDA	$17.5	$44.8
Restructuring charges	1.4	2.4
Acquisition-related costs	—	0.2
Gain on disposal of properties, plants, equipment and businesses, net	(0.1)	(1.2)
Non-cash asset impairment charges:	36.8	0.1

EBITDA before special items	$55.6	$46.3

Paper Packaging & Services
Operating profit	$21.2	$28.1
Plus: depreciation and amortization expense	7.7	7.4

EBITDA	$28.9	$35.5
Non-cash asset impairment charges	1.5	—

EBITDA before special items	$30.4	$35.5

Flexible Products & Services
Operating loss	$(3.1)	$(8.8)
Less: other expense, net	1.3	0.5
Plus: depreciation and amortization expense	2.1	2.3

EBITDA	$(2.3)	$(7.0)
Restructuring charges	0.9	0.8
Non-cash asset impairment charges	0.8	0.1
Gain on disposal of properties, plants, equipment and businesses, net	(0.2)	(0.8)

EBITDA before special items	$(0.8)	$(6.9)

Land Management
Operating profit	$2.1	$25.9
Plus: depreciation, depletion and amortization expense	0.7	0.7

EBITDA	$2.8	$26.6
Timberland gains	—	(24.3)
Gain on disposal of properties, plants, equipment and businesses, net	$(0.6)	$(0.4)

EBITDA before special items	$2.2	$1.9

Consolidated EBITDA	$46.9	$99.9

Consolidated EBITDA before special items	$87.4	$76.8

[8]	EBITDA is defined as net income, plus interest expense, net, plus income tax expense, less equity earnings of unconsolidated affiliates, net of tax, plus depreciation, depletion and amortization. However, because the company does not calculate net income by segment, this table calculates EBITDA by segment with reference to operating profit (loss) by segment, which, as demonstrated in the table of Consolidated EBITDA, is another method to achieve the same result.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

FREE CASH FLOW 9

UNAUDITED

(Dollars in millions)

	Three months ended January 31
	2016	2015
Net cash used in operating activities	$(26.2)	$(59.9)
Less: Cash paid for capital expenditures	(29.8)	(39.2)

Free Cash Flow	$(56.0)	$(99.1)

FREE CASH FLOW FROM VENEZUELA OPERATIONS 10

	Three months ended January 31
	2016	2015
Net cash provided by operating activities for Venezuela	$—	$2.3
Less: Cash paid for capital expenditures for Venezuela	—	(11.1)

Free Cash Flow for Venezuela	$—	$(8.8)

FREE CASH FLOW EXCLUDING THE IMPACT OF VENEZUELA OPERATIONS 11

	Three months ended January 31
	2016	2015
Net cash used in operating activities	$(26.2)	$(62.2)
Less: Cash paid for capital expenditures	(29.8)	(28.1)

Free Cash Flow	$(56.0)	$(90.3)

[9]	Free cash flow is defined as net cash provided by operating activities less cash paid for capital expenditures.
[10]	Free cash flow from Venezuela operations is defined as net cash provided by Venezuela operating activities less cash paid for Venezuela capital expenditures.
[11]	Free cash flow excluding the impact of Venezuela operations is defined as net cash provided by operating activities, excluding Venezuela’s net cash provided by operating activities, less capital expenditures, excluding Venezuela’s capital expenditures. The information is relevant and presented due to the impact of the devaluation of the Venezuelan currency at the end of the third quarter 2015 from 6.3 bolivars per USD to 199.4 bolivars per USD. The translated value of both the cash provided by operating activities of Venezuela and the cash paid for capital expenditures does not reflect the true economic impact to the company because actual conversion of bolivars to U.S. dollars at the official exchange rate used for the first three quarters of 2015 would not have been possible.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SEGMENT OPERATING PROFIT (LOSS) BEFORE SPECIAL ITEMS 12

UNAUDITED

(Dollars in millions)

	Three months ended January 31
	2016	2015
Operating profit (loss):
Rigid Industrial Packaging & Services	$(2.6)	$20.2
Paper Packaging & Services	21.2	28.1
Flexible Products & Services	(3.1)	(8.8)
Land Management	2.1	25.9

Total operating profit	17.6	65.4

Restructuring charges:
Rigid Industrial Packaging & Services	1.4	2.4
Flexible Products & Services	0.9	0.8

Total restructuring charges	2.3	3.2

Acquisition-related costs:
Rigid Industrial Packaging & Services	—	0.2

Total acquisition-related costs	—	0.2

Timberland gains:
Land Management	—	(24.3)

Total timberland gains	—	(24.3)

Non-cash asset impairment charges:
Rigid Industrial Packaging & Services	36.8	0.1
Paper Packaging & Services	1.5	—
Flexible Products & Services	0.8	0.1

Total non-cash asset impairment charges	39.1	0.2

Gain on disposal of properties, plants, equipment and businesses, net:
Rigid Industrial Packaging & Services	(0.1)	(1.2)
Flexible Products & Services	(0.2)	(0.8)
Land Management	(0.6)	(0.4)

Total gain on disposal of properties, plants, equipment and businesses, net	(0.9)	(2.4)

Operating profit (loss) before special items:
Rigid Industrial Packaging & Services	35.5	21.7
Paper Packaging & Services	22.7	28.1
Flexible Products & Services	(1.6)	(8.7)
Land Management	1.5	1.2

Total operating profit (loss) before special items	$58.1	$42.3

[12]	Operating profit (loss) before special items is defined as operating profit (loss), plus restructuring charges plus acquisition-related costs, plus non-cash impairment charges, less timberland gains, less (gain) loss on disposal of properties, plants, equipment and businesses, net, plus the impact of Venezuela devaluation on cost of products sold.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

CLASS A EARNINGS PER SHARE BEFORE SPECIAL ITEMS

UNAUDITED

(Dollars in millions, except for per share amounts)

Three months ended January 31, 2016		Class A
Net Loss Attributable to Greif, Inc.	$(11.1)	$(0.19)
Less: (Gain) loss on disposal of properties, plants, equipment and businesses, net	(0.6)	(0.01)
Plus: Restructuring charges	1.5	0.04
Plus: Non-cash asset impairment charges	33.2	0.56

Net Income Attributable to Greif, Inc. Excluding Special Items	$23.0	$0.40

Three months ended January 31, 2015		Class A
Net Income Attributable to Greif, Inc.	$30.1	$0.52
Less: (Gain) loss on disposal of properties, plants, equipment and businesses, net	(1.4)	(0.02)
Less: Timberland gains	(14.9)	(0.25)
Plus: Restructuring charges	2.7	0.05
Plus: Non-cash asset impairment charges	0.1	—
Plus: Acquisition related costs	0.1	—

Net Income Attributable to Greif, Inc. Excluding Special Items	$16.7	$0.30

All special items are net of tax and noncontrolling interests

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

SELECTED FINANCIAL INFORMATION EXCLUDING

THE IMPACT OF DIVESTITURES

UNAUDITED

(Dollars in millions)

	Three months ended January 31
	2016	Impact of Divestitures	Excluding the Impact of Divestitures 2016 [13]
Net Sales:
Rigid Industrial Packaging & Services	$534.9	$—	$534.9
Paper Packaging & Services	158.4	—	158.4
Flexible Products and Services	72.9	—	72.9
Land Management	5.2	—	5.2

Consolidated	$771.4	$—	$771.4

Gross Profit:
Rigid Industrial Packaging & Services	$102.8	$—	$102.8
Paper Packaging & Services	35.8	—	35.8
Flexible Products and Services	10.5	—	10.5
Land Management	2.2	—	2.2

Consolidated	$151.3	$—	$151.3

Operating Profit (Loss):
Rigid Industrial Packaging & Services	$(2.6)	$—	$(2.6)
Paper Packaging & Services	21.2	—	21.2
Flexible Products and Services	(3.1)	—	(3.1)
Land Management	2.1	—	2.1

Consolidated	$17.6	$—	$17.6

Operating profit (loss) before special items:
Rigid Industrial Packaging & Services	$35.5	$—	$35.5
Paper Packaging & Services	22.7	—	22.7
Flexible Products and Services	(1.6)	—	(1.6)
Land Management	1.5	—	1.5

Consolidated	$58.1	$—	$58.1

	2015*	Impact of Divestitures	Excluding the Impact of Divestitures and Facility Closures 2015
Net Sales:
Rigid Industrial Packaging & Services	$649.7	$20.7	$629.0
Paper Packaging & Services	159.2	—	159.2
Flexible Products and Services	88.1	3.2	84.9
Land Management	5.3	—	5.3

Consolidated	$902.3	$23.9	$878.4

Gross Profit:
Rigid Industrial Packaging & Services	$104.6	$0.5	$104.1
Paper Packaging & Services	40.6	—	40.6
Flexible Products and Services	7.1	0.5	6.6
Land Management	1.6	—	1.6

Consolidated	$153.9	$1.0	$152.9

Operating Profit (Loss):
Rigid Industrial Packaging & Services	$20.2	$(1.5)	$21.7
Paper Packaging & Services	28.1	—	28.1
Flexible Products and Services	(8.8)	0.1	(8.9)
Land Management	25.9	—	25.9

Consolidated	$65.4	$(1.4)	$66.8

Operating profit (loss) before special items:
Rigid Industrial Packaging & Services	$21.7	$(1.6)	$23.3
Paper Packaging & Services	28.1	—	28.1
Flexible Products and Services	(8.7)	0.1	(8.8)
Land Management	1.2	—	1.2

Consolidated	$42.3	$(1.5)	$43.8

Note: The 2015 Acquisitions were completed at the beginning of the fiscal year and are not adjusted because they are fully reflected in both periods.

[13]	See table contained herein entitled GAAP to Non-GAAP Reconciliation Segment Operating Profit (Loss) Before Special Items for a reconciliation of each segment’s operating profit (loss) before special items.

GREIF, INC. AND SUBSIDIARY COMPANIES

GAAP TO NON-GAAP RECONCILIATION

NET SALES TO NET SALES EXCLUDING THE IMPACT OF

DIVESTITURES AND CURRENCY TRANSLATION

UNAUDITED

(Dollars in millions)

	Three months ended January 31
	2016	2015	(Decrease) in Net Sales ($)	(Decrease) in Net Sales (%)
Net Sales	$771.4	$902.3	$(130.9)	(14.5%)
Impact of Divestitures	—	23.9

Net Sales excluding the impact of divestitures	$771.4	$878.4
Currency Translation	(79.1)	N/A

Net Sales excluding the impact of divestitures and currency translation	$850.5	$878.4	$(27.9)	(3.2%)